AMENDMENT NO. 3 TO SUBSCRIPTION AGREEMENT AND TO COMMON STOCK
PURCHASE WARRANT TO PURCHASE SHARES OF COMMON STOCK OF
PURPLE BEVERAGE COMPANY, INC.

This Amendment to the Subscription Agreement and to Common Stock Purchase Warrant to purchase shares of common stock, par value $0.001 per share (the “Common Stock”) of Purple Beverage Company, Inc. (this “Amendment”), is effective as of September __, 2008, by Purple Beverage Company, Inc., a Nevada corporation (the “Company”), and the undersigned holder (the “Holder”). The Company and Holder are, together, the “Parties.”

RECITALS

WHEREAS, effective December 12, 2007, the Company and the Holder entered into that certain Subscription Agreement (the “Subscription Agreement”), pursuant to which the Company sold and issued to Holder certain Shares (as defined therein) and granted to Holder a Common Stock Purchase Warrant to purchase shares of Common Stock of the Company, which warrant was dated and issued as of December 12, 2007 (the “2007 Warrant”), and entitled Holder, upon exercise thereof in accordance with the terms contained therein, to purchase up to that number of shares of Common Stock specified therein (the “2007 Underlying Shares”) at an exercise price (the “Purchase Price” as defined in the 2007 Warrant) of $2.00 per share;

WHEREAS, the Company and Holders have entered into Amendment No. 2 to the Subscription Agreement and 2007 Warrant (the “Prior Consent”) and desire to further amend the Subscription Agreement and 2007 Warrant as set forth herein; and

WHEREAS, pursuant to the Prior Consent the Parties have contemplated the assignment and exercise of the 2007 Warrants exercisable for registered 2007 Underlying shares and desire to confirm the Holder’s assignment of 2007 Warrants upon the actual exercise at a price determined by the Company and assignee thereof and to confirm all applicable anti-dilution, price protection and most favored nations provisions of the Subscription Agreement, 2007 Warrants and related agreements continue to provide for adjustment to the outstanding, uncancelled securities of the Company held by the Holders as is applicable to the actual agreed exercise price of the assigned 2007 Warrants;

NOW, THEREFORE, in consideration of the premises, the covenants made herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Consent and Amendment of Warrant. The undersigned Holder (in each of the Holder’s capacity as Subscriber and as a Holder of 2007 Warrants for the purposes of such consent inasmuch as the separate consent is required for each of such purposes) hereby consents to the assignment of  2007 Warrants, the 2007 Underlying Shares of Common Stock of which have been registered for resale with the Securities and Exchange Commission, and all other transactions, amendments, modifications and waivers to the Subscription Agreement and 2007 Warrants as contemplated herein, provided the exercise price of such 2007 Warrants shall be the price determined by negotiation by the Company and any Holder or assignee thereof. All provisions of the Prior Consent or the assignement which made reference to a specific exercise price for 2007 Warrants is hereby amended for the purpose of deleting any such reference and the approvals therein shall not require a specific exercise price of 2007 Warrants following the Effective Date (as defined in the Prior Consent).

2.	Amendment of Section 9(p) of the Subscription Agreement. Section 9(p) of the Subscription Agreement is amended in its entirety to read as follows:

“(p) Intentionally Omitted.”

IN WITNESS WHEREOF, the Parties hereto have executed or have caused a duly authorized officer to execute this Amendment all effective as of the day and year first above written.

PURPLE BEVERAGE COMPANY, INC.

By: ______________________________________
Theodore Farnsworth, Chief Executive Officer

HOLDER:

I hereby consent to the amendments set forth herein:

______________________________________                         September __, 2008
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